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                                                                    EXHIBIT 10.1



                            DANIEL INDUSTRIES, INC.
                             1977 STOCK OPTION PLAN
                   (As Amended and Restated on June 17, 1997)

                 1. Purpose. This 1977 Stock Option Plan (this "Plan") of Daniel Industries, Inc. (the "Company"), for executive officers and other key employees of the Company, is intended to advance the best interests of the Company by providing those individuals who have substantial responsibility for its management and growth with additional incentive and by increasing their proprietary interest in the success of the Company, thereby encouraging them to remain in its employ.

                 2. Administration. This Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company in accordance with the provisions of Article III of the by-laws of the Company. The Committee shall consist of not less than three directors of the Company, each of whom shall be a disinterested person.

                 For purposes of this Paragraph 2, "disinterested person" means a person who is not, at any time during such person's service as a member of the Committee or at any time during one year prior to such service, granted Options (as hereinafter defined) or granted or awarded other equity securities pursuant to any other plan of the Company or any of its affiliates.

                 All actions by the Committee shall be taken in accordance with the provisions of Article III of the by-laws of the Company. The Committee shall designate a chairman from among its members, who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings of the Committee and all records, documents and data pertaining to the administration of this Plan.

                 All questions of interpretation and application of this Plan, or of options granted or to be granted hereunder ("Options"), shall be subject to the determination, which shall be final, binding and conclusive, of the Committee.

                 3. Option Shares. Subject to the provisions of Paragraph 17 hereof, the shares of stock issuable upon the exercise of Options shall be shares of Common Stock, $1.25 par value ("Stock"), of the Company. The aggregate number of shares of Stock that may be issued upon the exercise of Options shall not exceed 1,287,363, consisting of (i) 100,000 shares provided for under this Plan on the date this Plan became effective, (ii) 250,000 additional shares provided for under this Plan on August 22, 1989, (iii) 400,000 additional shares provided for under this Plan on December 16, 1993,
(iv) 300,000 additional shares provided for under this Plan on December 8, 1995, and (v) 237,363 shares that, after the date the Plan became effective but prior to December 9, 1995, became available for issuance upon the exercise of Options by reason of Paragraph 17 hereof. 215,908 shares have been issued in accordance with the terms of the Plan after the date the Plan became effective but prior to December 9, 1995, such that 1,071,455 of
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such aggregate number of shares, and the class thereof, shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof in respect of any event referred to in Paragraph 17 hereof that occurs on or after December 9, 1995. Such shares of Stock may be treasury shares or authorized but unissued shares.

                 In the event that any outstanding Option for any reason shall expire or terminate or be forfeited or canceled, whether by reason of the death or severance of employment of the individual to whom such Option was granted, the relinquishment of such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may be made the subject of one or more other Options granted on or after the date of the expiration, termination, forfeiture or cancellation of such first-mentioned Option.

                 4. Authority to Grant Options. The Committee may grant from time to time to such eligible individuals as it shall from time to time determine one or more Options to purchase a stated number of shares of Stock subject to the terms and conditions of this Plan and the terms and conditions of the agreement evidencing such Options. The number of shares of Stock issuable upon the exercise of any Option shall be determined by the Committee at the time such Option is granted, provided that such number of shares of Stock shall be subject to adjustment in accordance with the provisions of Paragraph 17 hereof.

                 5. Eligibility. The individuals who shall be eligible to be granted Options shall be those executive officers and other key employees (including officers who may be directors of the Company, but excluding any officer or other key employee who shall have been designated by the Board of Directors of the Company as ineligible for the grant of Options) of the Company, or of any parent or subsidiary corporation of the Company, as the Committee shall determine from time to time.

                 6. Option Price. The price at which shares of Stock may be purchased upon the exercise of an Option (the "Option Price") shall be determined by the Committee at the time such Option is granted and shall be expressed in United States dollars. The Option Price with respect to any Option may be less than, equal to, or greater than the fair market value on the date such Option is granted of the shares of Stock that may be purchased upon the exercise of such Option. In no event, however, shall the Option Price with respect to any Option be less than the greater of (i) 50% of the fair market value on the date such Option is granted of the shares of Stock that may be purchased upon the exercise of such Option or (ii) the aggregate par value of the shares of Stock that may be purchased upon the exercise of such Option.

                 7. Duration of Options. The Committee, in its discretion, may provide that an Option shall be exercisable during any period of time from the date such Option is granted, provided that no Option may be exercised until the expiration of six months following the date such Option was granted.

                 8. Amount Exercisable. Each outstanding Option may be exercised, either with respect to all or less than all of the number of shares of Stock subject to such Option, subject to such conditions as the Committee, in its discretion, may provide in the agreement evidencing such Option.





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                 9.       Exercise of Options.     The individual to whom an
Option is granted (an "Optionee") may exercise such Option by delivering to the Company a written notice stating (i) that such Optionee wishes to exercise such Option on the date such notice is so delivered, (ii) the number of shares of Stock with respect to which such Option is to be exercised and (iii) the address to which the certificate representing such shares of Stock should be mailed.

                 In order to be effective, such written notice shall be accompanied by (i) payment of the Option Price of such shares of Stock and (ii) payment of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option. Each such payment shall be made to the Company in United States dollars.

                 In its discretion, the Committee may require, as an additional condition to the issuance of shares of Stock upon the exercise of an Option, that the Optionee to whom such Option was granted execute and deliver to the Company a stock purchase agreement, in such form as may be required by the Committee, within three business days after such form of agreement is presented to such Optionee.

                 As promptly as practicable after the receipt by the Company of
(i) such written notice from the Optionee, (ii) payment, in the form required by the foregoing provisions of this Paragraph 9, of the Option Price of the shares of Stock with respect to which such Option is to be exercised, (iii) payment, in the form required by the foregoing provisions of this Paragraph 9, of an amount of money necessary to satisfy any withholding tax liability that may result from the exercise of such Option, and (iv) an executed stock purchase agreement in the form required by the Committee, if any is so required, the Company shall cause to be delivered to such Optionee (or to a specified escrow agent, if so required under the terms of such stock purchase agreement) a certificate representing the number of shares of Stock with respect to which such Option has been so exercised, such certificate to be registered in the name of such Optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, to such Optionee at the address specified for such purpose in such written notice from the Optionee to the Company.

                 10. Transferability of Options. An option shall not be transferable by the Optionee to whom such Option was granted otherwise than by will or under the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder. The designation by an Optionee of a beneficiary shall not constitute a transfer of an Option for purposes of this Plan.

                 11. Termination of Employment or Death of Optionee. All Options granted to an Optionee shall terminate immediately upon 30 days after the severance of the employment relationship between the Company and such Optionee for any reason, for or without cause, other





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than death.  Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and any Optionee shall be determined by the Committee at the time thereof.

                 In the event of the death of an Optionee while in the employ of the Company and before the date of expiration of any Option granted to such Optionee, such Option shall terminate on the earlier of such date of expiration or one year following the date of such Optionee's death. After the death of such Optionee, the Optionee's executors or administrators, or the person to whom such Optionee's Option shall have been transferred by will or under the laws of descent and distribution, shall have the right, at any time prior to such termination, to exercise such Option, as a whole (without regard to any limitations set forth in or imposed pursuant to the first sentence of Paragraph 8 hereof) or in part.

                 For the purpose of determining the employment relationship between the Company and an Optionee, employment by any parent or subsidiary corporation of the Company shall be considered employment by the Company.

                 12. Requirements of Law. The Company shall not be required to issue any shares of Stock upon the exercise of any Option if the issuance of such shares of Stock would constitute or result in a violation by the Company, or by the Optionee to whom such Option was granted, of any provision of any applicable law, statute or regulation of any governmental authority.

                 Upon the exercise of any Option, the Company shall not be required to issue any shares of Stock unless the Committee shall have received evidence satisfactory to it that the Optionee to whom such Option was granted will not transfer such shares of Stock until a registration statement with respect to such shares of Stock shall have become effective under the Securities Act of 1933 or until an opinion of counsel satisfactory to the Company shall have been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive.

                 The Company may, but shall in no event be obligated to, register under the Securities Act of 1933, or register or otherwise qualify for sale under the securities laws of any state, the shares of Stock issuable upon the exercise of one or more Options. In the event that any shares of Stock issuable upon the exercise of an Option are not registered under the Securities Act of 1933, the Company may imprint on the certificates representing such shares of Stock the following legend or any other legend that counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                     The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such





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                     registration or upon receipt by the Corporation of an
                     opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

                 The Company shall not be obligated to take any other affirmative action to cause the exercise of any Option, or the issuance of shares of Stock upon the exercise of any Option, to comply with any law, statute or regulation of any governmental authority.

                 13. No Rights as Shareholder. No Optionee shall have any right as a shareholder with respect to any shares of Stock issuable upon the exercise of any Option granted to such Optionee until the date of issuance to such Optionee of a certificate representing such shares of Stock. Except as otherwise provided in Paragraph 17 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

                 14. Employment Obligation. The granting of any Option shall not impose upon the Company, or upon any parent or subsidiary corporation of the Company, any obligation to employ or continue to employ any Optionee. The right of the Company, or of any parent or subsidiary corporation of the Company, to terminate the employment of any person shall not be diminished or otherwise affected by reason of the fact that an Option has been granted to him.

                 15. Forfeiture for Competition. If the Committee finds that the holder of any outstanding Option, at any time following the date upon which such Option was granted, directly or indirectly owned, operated, managed or controlled, or participated in the ownership, management, operation or control of, or was employed or was paid as a consultant or as an independent contractor by, a business that competed at any time after that date with the Company or with any parent or subsidiary corporation of the Company, then such holder shall thereupon forfeit all outstanding Options granted to him, provided that such holder shall not forfeit any outstanding Option solely on account of such holder's ownership of shares or other securities issued by any corporation so long as such ownership does not result in the direct or indirect control by such holder of such corporation.

                 16. Forfeiture for Dishonesty. If the Committee finds that an Optionee has engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of such Optionee's employment by the Company or by any parent or subsidiary corporation of the Company and that such action has damaged the Company or such parent or subsidiary corporation, or if the Committee finds that an Optionee has disclosed trade secrets of the Company or of any parent or subsidiary corporation of the Company, then such Optionee shall thereupon forfeit all outstanding Options granted to such Optionee.

                 17. Changes in the Capital Structure of the Company. The existence of outstanding Options shall not affect in any manner the right of the Company (i) to make any





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change in the Company's capital structure or its business, (ii) to effect any merger or consolidation of the Company, (iii) to issue any bonds, debentures or other evidences of indebtedness, (iv) to issue any preferred stock or any other securities affecting the Stock or the rights of the holders thereof, (v) to cause the dissolution of the Company or any sale or transfer of all or any part of the assets or business of the Company, or (vi) to take any other corporate action or proceeding, whether of a similar character or otherwise.

                 If the Company shall effect a reclassification of shares of Stock, the payment of a stock dividend to holders of shares of Stock, or some other increase or reduction in the number of shares of Stock outstanding without receiving compensation therefor in money, services or property, then
(i) the number, class and per share price of shares of Stock issuable upon the exercise of any outstanding Option shall be appropriately adjusted so that the Optionee to whom such Option was granted shall be entitled upon the exercise of such Option to receive, for the same aggregate consideration, the same number and class of shares that such Optionee would have received had such Optionee exercised such Option immediately prior to the occurrence of the event requiring such adjustment and (ii) the aggregate number of shares of Stock, and the class thereof, that may be issued upon the exercise of Options that are not at the time outstanding shall be adjusted by substituting for such number and class that number and class of shares that would have been received by the holder of record of any equal number of outstanding shares of Stock as the result of the occurrence of the event requiring such adjustments.

                 After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations under circumstances in which the Company is the surviving corporation, each holder of an outstanding Option shall be entitled upon the exercise of such Option to receive (subject to any required action by shareholders), in lieu of the number of shares of Stock issuable upon the exercise of such Option, the number and class of shares or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock issuable upon the exercise of such Option.

                 If the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company dissolves, (i) subject to the provisions of Clause (iii) of this grammatical paragraph, after the effective date of such merger or consolidation, as the case may be, each holder of an outstanding Option shall be entitled upon the exercise of such Option to receive, in lieu of shares of Stock, such shares or other securities as the holders of shares of Stock received pursuant to the terms of such merger or consolidation; (ii) the Board of Directors of the Company, in its discretion, may waive any limitations set forth in or imposed pursuant to the first sentence of Paragraph 8 hereof so that all outstanding Options shall be exercisable in full from and after a date prior to the effective date of such merger, consolidation or dissolution, as the case may be; and (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of such merger, consolidation or dissolution, provided that (x) notice of such cancellation shall be given





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to each holder of an outstanding Option and (y) such holder shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to the first sentence of Paragraph 8 hereof) during the 30-day period immediately preceding the effective date of such merger, consolidation or dissolution.

                 Except as in this Paragraph 17 expressly provided, the issue by the Company of shares of any class, or securities convertible into shares of any class, for money or services or property, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or Option Price of any shares issuable upon the exercise of any outstanding Option.

                 18. Substitute Options. Options may be granted from time to time in substitution for options held by employees of other corporations who concurrently become employees of the Company as the result of a merger or consolidation of such other corporation with or into the Company, the acquisition by the Company of assets of such other corporation, or the acquisition by the Company of stock of such other corporation. The terms and conditions of such substitute Options may vary from the terms and conditions set forth herein to such extent as the Board of Directors of the Company may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which such substitute Options are granted.

                 19. Amendment or Termination of Plan. The Board of Directors of the Company may modify, revise or terminate this Plan at any time and from time to time, provided that without the further approval of the holders of a majority of the outstanding shares of Stock, the Board of Directors of the Company may not(i) materially increase the benefits accruing to participants under this Plan, (ii) change the aggregate number of shares of Stock that may be issued upon the exercise of Options (except to the extent that the actions of the Board of Directors may require adjustment of such number pursuant to the provisions of Paragraph 17), or (iii) change the class of employees to whom Options may be granted.

                 20. Option Agreements. Each Option shall be evidenced by a written agreement that shall be subject to the terms and conditions of this Plan and shall be executed by the Optionee to whom such Option is granted and by the Company. Each such agreement shall contain such other provisions as the Committee, in its discretion, shall deem advisable.

                 21. Effective Date of Plan. This Plan shall become effective and shall be deemed to have been adopted on January 1, 1977, subject only to approval by the holders of a majority of the outstanding shares of Stock within 12 months after such date. This Plan shall terminate (i) when the total number of shares of Stock with respect to which Options may be granted shall have been issued upon the exercise of Options or (ii) by action of the Board of Directors of the Company pursuant to Paragraph 19 hereof.





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